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                                                                      EXHIBIT 99


     Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the
                               United States Code


        I, Clyde Harrison, the chief executive officer of Rogers International Raw Materials Fund L.P. certify that (i) the Form 10Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of Rogers International Raw Materials Fund L.P.

                               /s/ Clyde Harrison
                               ------------------
                             Chief Executive Officer
                                 April 29, 2003


     Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the
                               United States Code


        I, Richard Chambers, the chief financial officer of Rogers International Raw Materials Fund L.P. certify that (i) the Form 10Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10Q fairly presents, in all material respects, the financial condition and results of operations of Rogers International Raw Materials Fund L.P.

                              /s/ Richard Chambers
                              --------------------
                             Chief Financial Officer
                                 April 29, 2003